THIS IS THE OVERLAY FOR THE GRAY BAR AT TOP ALTERNATING ODD/EVEN.

                                                            APRIL 29, 2005

METLIFE PERSONAL PENSION BUILDER SELECT(SM) DEFERRED INCOME ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified contracts for MetLife Personal Pension Builder Select Deferred Variable Income Annuities ("Income Annuities").
--------------------------------------------------------------------------------
This Income Annuity is designed to accept purchase payments over time. It is designed for investors who are seeking an income stream that has a deferred start date. Although purchasers have an opportunity to withdraw all or part of the value of their future variable income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal prior to the date income payments are to begin.

The investment choices available to allocate your purchase payments for the Income Annuity are listed in this Prospectus. Your choices may include the Fixed
Income Option (not described in this Prospectus) and investment divisions available through Metropolitan
Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan
Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

  SALOMON BROTHERS U.S. GOVERNMENT                       MET/AIM MID CAP CORE EQUITY
  BLACKROCK BOND INCOME                                  METLIFE MID CAP STOCK INDEX
    (FORMERLY STATE STREET RESEARCH BOND INCOME)         FI INTERNATIONAL STOCK
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                HARRIS OAKMARK INTERNATIONAL
  PIMCO TOTAL RETURN                                     MFS RESEARCH INTERNATIONAL
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES          MORGAN STANLEY EAFE(R) INDEX
  LORD ABBETT BOND DEBENTURE                             OPPENHEIMER GLOBAL EQUITY
  BLACKROCK DIVERSIFIED                                    (FORMERLY SCUDDER GLOBAL EQUITY)
    (FORMERLY STATE STREET RESEARCH DIVERSIFIED)         AMERICAN FUNDS GROWTH
  MFS TOTAL RETURN                                       BLACKROCK LEGACY LARGE CAP GROWTH
  NEUBERGER BERMAN REAL ESTATE                             (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)
  AMERICAN FUNDS GROWTH-INCOME                           JANUS AGGRESSIVE GROWTH
  BLACKROCK LARGE CAP VALUE                              JENNISON GROWTH
    (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE)       (FORMERLY MET/PUTNAM VOYAGER)
  DAVIS VENTURE VALUE                                    OPPENHEIMER CAPITAL APPRECIATION
  FI VALUE LEADERS                                       T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE                         LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK FOCUSED VALUE                           RUSSELL 2000(R) INDEX
  NEUBERGER BERMAN MID CAP VALUE                         BLACKROCK AGGRESSIVE GROWTH
    (FORMERLY NEUBERGER BERMAN PARTNERS MID CAP            (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH)
    VALUE)                                               T. ROWE PRICE MID-CAP GROWTH
  BLACKROCK INVESTMENT TRUST                             FRANKLIN TEMPLETON SMALL CAP GROWTH
    (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST)    MET/AIM SMALL CAP GROWTH
  METLIFE STOCK INDEX                                    T. ROWE PRICE SMALL CAP GROWTH
  MFS INVESTORS TRUST                                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  BLACKROCK STRATEGIC VALUE                              RCM GLOBAL TECHNOLOGY
    (FORMERLY STATE STREET RESEARCH AURORA)                (FORMERLY PIMCO PEA INNOVATION)
  FI MID CAP OPPORTUNITIES
  INCOME ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION                        METLIFE MODERATE TO AGGRESSIVE ALLOCATION
  METLIFE CONSERVATIVE TO MODERATE ALLOCATION            METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated
April 29, 2005. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 69 of this Prospectus.


To request a free copy of the SAI or to ask questions about the Income Annuity, write or call:


Metropolitan Life Insurance Company
Attn: MetLife Personal Pension Builder Select
P.O. Box 740278
Atlanta, GA 30374
Toll Free Phone: (866) 438-6477


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing an Income
Annuity.

INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  4
TABLE OF EXPENSES..................... .....................  7
ANNUITY UNIT VALUES TABLE................. .................  13
METLIFE.......................... ..........................  24
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  24
VARIABLE ANNUITIES..................... ....................  24
HOW THIS INCOME ANNUITY DIFFERS FROM OTHER INCOME
  ANNUITIES........................ ........................  25
YOUR INVESTMENT CHOICES.................. ..................  27
INCOME ANNUITIES...................... .....................  31
   Income Payment Types.....................................  31
   Purchase Payments........................................  33
   The Value of Your Income Payments........................  34
   Reallocation Privilege...................................  43
   Withdrawal Option........................................  47
   Death Benefit............................................  48
   Contract Fee.............................................  48
   Charges..................................................  48
      Separate Account Charge...............................  48
      Investment-Related Charge.............................  49
      Reallocation Fee......................................  49
   Premium and Other Taxes..................................  49
   Free Look................................................  50
GENERAL INFORMATION.................... ....................  50
   Administration...........................................  50
      Purchase Payments.....................................  50
      Confirming Transactions...............................  51
      Processing Transactions...............................  51
        By Telephone........................................  51
        After Your Death....................................  52
        Third Party Requests................................  52
        Valuation -- Suspension of Payments.................  52
   Advertising Performance..................................  53
   Changes to Your Income Annuity...........................  55
   Voting Rights............................................  55
   Who Sells the Income Annuities...........................  57
        Certain Payments We Receive or Make with Regard to
          the Portfolios....................................  58
   Financial Statements.....................................  59
   Your Spouse's Rights.....................................  59
   When We Can Cancel Your Income Annuity...................  59

INCOME TAXES............................. .............................  60
LEGAL PROCEEDINGS........................... ..........................  68
APPENDIX FOR PREMIUM TAX TABLE.................... ....................  68
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..... ....  69

MetLife does not intend to offer the Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to you with each purchase payment. The annuity purchase rate depends on your age and sex, the Income Payment Start Date, the income payment type and the Assumed Investment Return for variable income payments, or an interest rate determined by MetLife for fixed income payments. If any of these components should change, the annuity purchase rate changes. Consequently, the number of annuity units credited to you with each purchase payment will change and your variable income payment may change as well.

The annuity purchase rate is used to determine the change in your payment amount if you change your Income Payment Start Date, income payment type or Assumed Investment Return. The annuity purchase rate is also used to determine the adjustment to your income payment when you reallocate your payment, after the Income Payment Start Date, from the Fixed Income Option to the investment divisions of the Separate Account and to determine the value of the fixed portion of your Income Annuity at the time you make a withdrawal.

In determining the annuity purchase rate during the deferral period, we assume that you have chosen a Lifetime Income Annuity as your income payment type. You may choose another income payment type to take effect at the Income Payment Start Date. If you do so, an adjustment will be made to the number of annuity units we credit to you and, consequently, to your variable income payments.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in with each purchase payment or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

[SNOOPY WITH POINTER GRAPHIC]

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is an assumed percentage rate of return used to initially determine the projected amount of the first variable income payment associated with each purchase payment. The AIR is a component in determining the annuity purchase rate and, consequently, the number of annuity units credited to you with each purchase payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you. You choose the AIR at application. You may change the AIR that will take effect at the Income Payment Start Date. If you change the AIR, the annuity purchase rate will change, which will cause an adjustment to the number of annuity units credited to you and, consequently, to your variable income payments.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the Contract. This document contains relevant provisions of your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INCOME PAYMENT START DATE

Income Payment Start Date is the date when income payments start. You select this date or the age at which you want your payments to start at application. The Income Payment Start Date is a component in determining the annuity purchase rate and, consequently, the number of annuity units credited to you with each purchase payment. You may change this date or this age at any time prior to the time you begin receiving income payments. If you change the Income Payment Start Date, the annuity purchase rate will change which will cause an adjustment to the number of annuity units credited to you and, consequently, to your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your confirmation or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Income Annuity or the annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE PERSONAL PENSION BUILDER SELECT


The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity, make a withdrawal from your Income Annuity or make reallocations between the investment divisions of your Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................    None
  Withdrawal Charge (1).....................................    None
  Reallocation Fee (2)...................... Current Charge:    None
                                      Maximum Guaranteed Charge: $30

1 YOU MAY MAKE A ONE-TIME FULL OR PARTIAL WITHDRAWAL OF THE VALUE OF YOUR FIXED
  INCOME PAYMENTS IN YOUR INCOME ANNUITY DURING THE 60 DAY PERIOD AFTER THE INCOME PAYMENT START DATE. THE ONE-TIME WITHDRAWAL FEATURE IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. YOU MAY MAKE WITHDRAWALS OF THE VALUE OF YOUR VARIABLE INCOME PAYMENTS AT ANY TIME PRIOR TO OR WITHIN 60 DAYS FOLLOWING THE INCOME PAYMENT START DATE.

2 WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS AS DESCRIBED LATER IN THIS
  PROSPECTUS. WE RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30 PER REALLOCATION.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.

Separate Account Charge (as a percentage of your average
  account value) (3)                                                      Maximum     Range of
                                                                Guaranteed Charge      Charges
Deferral and Income Payment Phase...........................                 .95%    .55%-.95%

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL
  NOT EXCEED .95% OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR VARIABLE INCOME PAYMENTS FOR THE INCOME ANNUITIES. IF THE INCOME ANNUITY IS PURCHASED DIRECTLY FROM METLIFE, THE RATE THAT APPLIES MAY BE LESS THAN THE MAXIMUM RATE DEPENDING ON THE LEVEL OF DISTRIBUTION ASSISTANCE PROVIDED TO US BY YOUR EMPLOYER, ASSOCIATION OR GROUP. THE LEVELS DEPEND ON VARIOUS FACTORS PERTAINING TO THE AMOUNT OF ACCESS WE ARE GIVEN TO POTENTIAL PURCHASERS. THE RATE THAT APPLIES IS STATED IN YOUR INCOME ANNUITY. YOU MUST HAVE ATTAINED THE AGE OF 50 AND HAVE HELD THE INCOME ANNUITY FOR AT LEAST TWO YEARS IN THE DEFERRAL PHASE, PRIOR TO THE INCOME PAYMENT START DATE.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American Funds  Minimum   Maximum
  Operating Expenses for the fiscal year ending December 31, 2004
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.15%
  After Waiver and/or Reimbursement of Expenses (4)(5)..........        0.29%     1.15%

4 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE
  ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2006, THE FOLLOWING PERCENTAGES: 1.10% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO, .90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, .90% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 1.05% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, .90% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO, .75% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO, 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND .90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. DUE TO A WAIVER NOT SHOWN IN THE TABLE, THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO ACTUAL TOTAL NET EXPENSES WERE 0.68% FOR THE YEAR ENDED DECEMBER 31, 2004. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. EXPENSES FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO HAVE BEEN RESTATED TO REFLECT THE TERMS OF THE EXPENSE LIMITATION AGREEMENT. EXPENSES FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND THE RCM GLOBAL TECHNOLOGY PORTFOLIO HAVE BEEN RESTATED TO REFLECT MANAGEMENT FEE REDUCTIONS THAT BECOME EFFECTIVE MAY 1, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

5 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS")
  HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
BLACKROCK LARGE CAP VALUE PORTFOLIO                              0.95
MFS INVESTORS TRUST PORTFOLIO                                    1.00
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

     This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2006. The effect of such waiver and reimbursement is that performance results are increased.

     MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2006 for the following Portfolios in the percentage amounts specified below:

                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                            -----------------------------------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS

     The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.

                                                                                                         B              A+B=C
                                                                                          A        OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    MANAGEMENT        BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2004 (as a percentage of average net assets)(7)     FEES       REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Portfolio...                                         0.55           0.09             0.64
BlackRock Bond Income Portfolio (5)(6)(9)(16)...                                      0.40           0.06             0.46
Lehman Brothers(R) Aggregate Bond Index Portfolio(5)...                               0.25           0.07             0.32
Salomon Brothers Strategic Bond Opportunities Portfolio...                            0.65           0.12             0.77
BlackRock Diversified Portfolio (6)(16)...                                            0.44           0.06             0.50
MFS Total Return Portfolio...                                                         0.50           0.14             0.64
BlackRock Large Cap Value Portfolio (5)(6)(16)...                                     0.70           0.23             0.93
Davis Venture Value Portfolio (6)...                                                  0.72           0.06             0.78
FI Value Leaders Portfolio (6)...                                                     0.66           0.08             0.74
Harris Oakmark Large Cap Value Portfolio (6)...                                       0.73           0.06             0.79
Harris Oakmark Focused Value Portfolio (6)...                                         0.73           0.05             0.78
Neuberger Berman Mid Cap Value Portfolio (6)...                                       0.68           0.08             0.76
BlackRock Investment Trust Portfolio (6)(16)...                                       0.49           0.05             0.54
MetLife Stock Index Portfolio (5)...                                                  0.25           0.05             0.30
MFS Investors Trust Portfolio (5)(12)...                                              0.75           0.22             0.97
BlackRock Strategic Value Portfolio (6)(16)...                                        0.83           0.06             0.89
FI Mid Cap Opportunities Portfolio (6)(13)...                                         0.68           0.07             0.75
MetLife Mid Cap Stock Index Portfolio (5)...                                          0.25           0.10             0.35
FI International Stock Portfolio (6)(14)...                                           0.86           0.22             1.08
Morgan Stanley EAFE(R) Index Portfolio (5)...                                         0.30           0.29             0.59
Oppenheimer Global Equity Portfolio (6)(18)...                                        0.62           0.19             0.81
BlackRock Legacy Large Cap Growth Portfolio (6)(16)...                                0.74           0.06             0.80
Jennison Growth Portfolio (6)(17)...                                                  0.65           0.06             0.71
T. Rowe Price Large Cap Growth Portfolio (5)(6)...                                    0.62           0.12             0.74
Loomis Sayles Small Cap Portfolio (5)(6)...                                           0.90           0.08             0.98
Russell 2000(R) Index Portfolio (5)...                                                0.25           0.12             0.37
BlackRock Aggressive Growth Portfolio (6)(16)...                                      0.73           0.06             0.79
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                               0.90           0.25             1.15
T. Rowe Price Small Cap Growth Portfolio (6)...                                       0.52           0.08             0.60

                                                                                                        C-D=E
                                                                                           D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                       WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2004 (as a percentage of average net assets)(7)  REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------------------------------------------  -----------------------------
Salomon Brothers U.S. Government Portfolio...                                          0.00           0.64
BlackRock Bond Income Portfolio (5)(6)(9)(16)...                                       0.00           0.46
Lehman Brothers(R) Aggregate Bond Index Portfolio(5)...                                0.01           0.31
Salomon Brothers Strategic Bond Opportunities Portfolio...                             0.00           0.77
BlackRock Diversified Portfolio (6)(16)...                                             0.00           0.50
MFS Total Return Portfolio...                                                          0.00           0.64
BlackRock Large Cap Value Portfolio (5)(6)(16)...                                      0.00           0.93
Davis Venture Value Portfolio (6)...                                                   0.00           0.78
FI Value Leaders Portfolio (6)...                                                      0.00           0.74
Harris Oakmark Large Cap Value Portfolio (6)...                                        0.00           0.79
Harris Oakmark Focused Value Portfolio (6)...                                          0.00           0.78
Neuberger Berman Mid Cap Value Portfolio (6)...                                        0.00           0.76
BlackRock Investment Trust Portfolio (6)(16)...                                        0.00           0.54
MetLife Stock Index Portfolio (5)...                                                   0.01           0.29
MFS Investors Trust Portfolio (5)(12)...                                               0.00           0.97
BlackRock Strategic Value Portfolio (6)(16)...                                         0.00           0.89
FI Mid Cap Opportunities Portfolio (6)(13)...                                          0.00           0.75
MetLife Mid Cap Stock Index Portfolio (5)...                                           0.01           0.34
FI International Stock Portfolio (6)(14)...                                            0.00           1.08
Morgan Stanley EAFE(R) Index Portfolio (5)...                                          0.01           0.58
Oppenheimer Global Equity Portfolio (6)(18)...                                         0.00           0.81
BlackRock Legacy Large Cap Growth Portfolio (6)(16)...                                 0.00           0.80
Jennison Growth Portfolio (6)(17)...                                                   0.00           0.71
T. Rowe Price Large Cap Growth Portfolio (5)(6)...                                     0.00           0.74
Loomis Sayles Small Cap Portfolio (5)(6)...                                            0.05           0.93
Russell 2000(R) Index Portfolio (5)...                                                 0.01           0.36
BlackRock Aggressive Growth Portfolio (6)(16)...                                       0.00           0.79
Franklin Templeton Small Cap Growth Portfolio (5)(6)...                                0.00           1.15
T. Rowe Price Small Cap Growth Portfolio (6)...                                        0.00           0.60

                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
INCOME ALLOCATION PORTFOLIOS       FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.25             0.35
MetLife Conservative to
  Moderate Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.08             0.18
MetLife Moderate Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.05             0.15
MetLife Moderate to Aggressive
  Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.06             0.16
MetLife Aggressive Allocation
  Portfolio (5)(20)...........     0.10      0.00         0.19             0.29


                                                                                                   TOTAL EXPENSES FOR
                                                          D-E=F             TOTAL EXPENSES         THE PORTFOLIO AND
                                        E            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
INCOME ALLOCATION PORTFOLIOS      REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio (5)(20)...........        0.25                0.10                   0.65                     0.75
MetLife Conservative to
  Moderate Allocation
  Portfolio (5)(20)...........        0.08                0.10                   0.67                     0.77
MetLife Moderate Allocation
  Portfolio (5)(20)...........        0.05                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio (5)(20)...........        0.06                0.10                   0.72                     0.82
MetLife Aggressive Allocation
  Portfolio (5)(20)...........        0.19                0.10                   0.74                     0.84

MET INVESTORS FUND ANNUAL EXPENSES
                                                              B              A+B=C
                                               A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004  MANAGEMENT        BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)      FEES       REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------
PIMCO Total Return Portfolio.......          0.50            0.07             0.57
Lord Abbett Bond Debenture
  Portfolio (4)(6)(9)..............          0.52            0.06             0.58
Neuberger Berman Real Estate
  Portfolio (4)(6).................          0.70            0.14             0.84
Met/AIM Mid Cap Core Equity
  Portfolio (4)(6)(15).............          0.73            0.12             0.85
Harris Oakmark International
  Portfolio (4)(6)(15).............          0.84            0.20             1.04
MFS Research International
  Portfolio (4)(6)(15).............          0.77            0.29             1.06
Janus Aggressive Growth
  Portfolio (4)(6)(11)(15).........          0.68            0.14             0.82
Oppenheimer Capital Appreciation
  Portfolio (4)(6).................          0.60            0.09             0.69
T. Rowe Price Mid-Cap Growth
  Portfolio (4)(10)(15)............          0.75            0.15             0.90
Met/AIM Small Cap Growth
  Portfolio (4)(6)(15).............          0.90            0.13             1.03
RCM Global Technology
  Portfolio (4)(6)(19).............          0.90            0.01             0.91

MET INVESTORS FUND ANNUAL EXPENSES
                                                             C-D=E
                                                D        TOTAL EXPENSES
for fiscal year ending December 31, 2004     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
PIMCO Total Return Portfolio.......            0.00           0.57
Lord Abbett Bond Debenture
  Portfolio (4)(6)(9)..............            0.00           0.58
Neuberger Berman Real Estate
  Portfolio (4)(6).................            0.00           0.84
Met/AIM Mid Cap Core Equity
  Portfolio (4)(6)(15).............            0.00           0.85
Harris Oakmark International
  Portfolio (4)(6)(15).............            0.00           1.04
MFS Research International
  Portfolio (4)(6)(15).............            0.00           1.06
Janus Aggressive Growth
  Portfolio (4)(6)(11)(15).........            0.00           0.82
Oppenheimer Capital Appreciation
  Portfolio (4)(6).................            0.00           0.69
T. Rowe Price Mid-Cap Growth
  Portfolio (4)(10)(15)............            0.00           0.90
Met/AIM Small Cap Growth
  Portfolio (4)(6)(15).............            0.00           1.03
RCM Global Technology
  Portfolio (4)(6)(19).............            0.00           0.91

AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B
for fiscal year ending December 31, 2004           MANAGEMENT   12b-1
(as a percentage of average net assets) (6)(7)(8)     FEES      FEES
---------------------------------------------------------------------
American Funds Growth-Income Portfolio...             0.29      0.25
American Funds Growth Portfolio...                    0.35      0.25
American Funds Global Small Capitalization
  Portfolio...................                        0.77      0.25

                                                         C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004               BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (6)(7)(8)  REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------  -------------------------------
American Funds Growth-Income Portfolio...               0.02             0.56
American Funds Growth Portfolio...                      0.01             0.61
American Funds Global Small Capitalization
  Portfolio...................                          0.04             1.06

                                                                      D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2004              WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (6)(7)(8)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio...               0.00           0.56
American Funds Growth Portfolio...                      0.00           0.61
American Funds Global Small Capitalization
  Portfolio...................                          0.00           1.06

 6 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN
   DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

 7 CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO
   TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT MANAGEMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.

 8 THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE
   INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.

 9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

11 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

12 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

14 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

(15) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                           0.07
JANUS AGGRESSIVE GROWTH PORTFOLIO                                0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.01
MET/AIM MID CAP CORE EQUITY PORTFOLIO                            0.02
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                           0.01
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.12

(16) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING
     TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

(17) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

(18) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

(19) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

(20) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THESE PORTFOLIOS WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2005. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIOS' EXPENSES THROUGH DECEMBER 31, 2005. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIO (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS ARE: 1.00% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.85% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 0.85% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.88% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.04% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE INCOME ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

EXAMPLES


The examples are intended to help you compare the cost of investing in the Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   no withdrawals have been taken and income payments have not started;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 3%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $215         $664          $1,139         $2,450
Minimum....................................................      $128         $399          $  690         $1,518

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   no withdrawals have been taken;

     --   income payments started two years after issue;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 3%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $213         $649          $1,053         $1,870
Minimum....................................................      $127         $391          $  640         $1,158

 ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an annuity unit outstanding throughout the period)

The Income Annuity was first made available on April 29, 2005 and, as a result, there is no Annuity Unit Values information available. These tables and bar charts show fluctuations in the Annuity Unit Values for each investment division from year end to year end for an income annuity we issue with the same expense and AIR structure (0.95% annual Separate Account charge; 4% AIR) as one variation of the Income Annuity. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


Salomon Brothers U.S. Government Division(e)................ 2004   $10.07          $ 9.88
                                                             2003    10.40           10.07
                                                             2002    10.11           10.40
                                                             2001    10.04           10.11


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


BlackRock Bond Income Division(c)(g)........................ 2004    12.54           12.47
                                                             2003    12.44           12.54
                                                             2002    12.06           12.44
                                                             2001    11.79           12.06
                                                             2000    11.03           11.79
                                                             1999    11.85           11.03
                                                             1998    11.37           11.85
                                                             1997    10.87           11.37
                                                             1996    11.02           10.87
                                                             1995     9.66           11.02


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Lehman Brothers(R) Aggregate Bond Division(d)............... 2004    10.64           10.55
                                                             2003    10.78           10.64
                                                             2002    10.27           10.78
                                                             2001    10.11           10.27
                                                             2000     9.46           10.11
                                                             1999     9.63            9.46


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


PIMCO Total Return Division(e).............................. 2004   $10.70          $10.72
                                                             2003    10.74           10.70
                                                             2002    10.30           10.74
                                                             2001    10.07           10.30


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Salomon Brothers Strategic Bond Opportunities Division(e)... 2004    11.25           11.43
                                                             2003    10.49           11.25
                                                             2002    10.05           10.49
                                                             2001    10.06           10.05


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Lord Abbett Bond Debenture Division(b)(f)................... 2004     9.82           10.14
                                                             2003     8.62            9.82
                                                             2002     8.94            8.62
                                                             2001     9.51            8.94
                                                             2000    10.08            9.51
                                                             1999     8.98           10.08
                                                             1998    10.20            8.98
                                                             1997    10.00           10.20


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


BlackRock Diversified Division(g)........................... 2004    14.09           14.56
                                                             2003    12.27           14.09
                                                             2002    14.95           12.27
                                                             2001    16.52           14.95
                                                             2000    17.41           16.52
                                                             1999    16.82           17.41
                                                             1998    14.76           16.82
                                                             1997    12.85           14.76
                                                             1996    11.82           12.85
                                                             1995     9.70           11.82

[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


MFS Total Return Division(k)................................ 2004   $10.68          $10.67


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Neuberger Berman Real Estate Division(k).................... 2004    10.00           12.55


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


American Funds Growth-Income Division(e).................... 2004     9.26            9.73
                                                             2003     7.34            9.26
                                                             2002     9.44            7.34
                                                             2001     9.98            9.44


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


BlackRock Large Cap Value Division(j)....................... 2004     9.99           10.78
                                                             2003     7.74            9.99
                                                             2002    10.00            7.74


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Davis Venture Value Division(a)............................. 2004     8.42            9.01
                                                             2003     6.75            8.42
                                                             2002     8.48            6.75
                                                             2001     9.79            8.48
                                                             2000    10.34            9.79


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


FI Value Leaders Division(j)................................ 2004   $ 9.73          $10.52
                                                             2003     8.06            9.73
                                                             2002    10.00            8.06


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Harris Oakmark Large Cap Value Division(d).................. 2004    10.11           10.73
                                                             2003     8.46           10.11
                                                             2002    10.35            8.46
                                                             2001     9.02           10.35
                                                             2000     8.57            9.02
                                                             1999    10.74            8.57


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Harris Oakmark Focused Value Division(e).................... 2004    11.98           12.54
                                                             2003     9.48           11.98
                                                             2002    10.92            9.48
                                                             2001    10.04           10.92


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Neuberger Berman Mid Cap Value Division(d).................. 2004    15.18           17.76
                                                             2003    11.67           15.18
                                                             2002    13.56           11.67
                                                             2001    14.20           13.56
                                                             2000    11.96           14.20
                                                             1999    12.43           11.96


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


BlackRock Investment Trust Division(g)...................... 2004   $14.97          $15.81
                                                             2003    12.07           14.97
                                                             2002    17.15           12.07
                                                             2001    20.98           17.15
                                                             2000    24.28           20.98
                                                             1999    21.52           24.28
                                                             1998    17.63           21.52
                                                             1997    14.42           17.63
                                                             1996    12.45           14.42
                                                             1995     9.72           12.45


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


MetLife Stock Index Division(g)............................. 2004    18.06           19.02
                                                             2003    14.79           18.06
                                                             2002    20.00           14.79
                                                             2001    23.22           20.00
                                                             2000    27.68           23.22
                                                             1999    24.06           27.68
                                                             1998    19.70           24.06
                                                             1997    15.65           19.70
                                                             1996    13.49           15.65
                                                             1995    10.27           13.49


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


MFS Investors Trust Division(e)............................. 2004     7.65            8.12
                                                             2003     6.59            7.65
                                                             2002     8.68            6.59
                                                             2001     9.90            8.68


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


BlackRock Strategic Value Division(a)....................... 2004    14.25           15.65
                                                             2003     9.96           14.25
                                                             2002    13.29            9.96
                                                             2001    11.73           13.29
                                                             2000    10.53           11.73


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Division(b)(i)..................... 2004   $11.58          $12.92
                                                             2003     9.03           11.58
                                                             2002    13.36            9.03
                                                             2001    20.72           13.36
                                                             2000    34.17           20.72
                                                             1999    16.09           34.17
                                                             1998    12.31           16.09
                                                             1997    10.00           12.31

[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Met/AIM Mid Cap Core Equity Division(j)..................... 2004     9.99           10.88
                                                             2003     8.30            9.99
                                                             2002    10.00            8.30


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


MetLife Mid Cap Stock Index Division(a)..................... 2004    10.23           11.31
                                                             2003     7.96           10.23
                                                             2002     9.82            7.96
                                                             2001     9.98            9.82
                                                             2000    10.53            9.98


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


FI International Stock Division(g).......................... 2004     6.47            7.28
                                                             2003     5.30            6.47
                                                             2002     6.75            5.30
                                                             2001     8.86            6.75
                                                             2000    10.42            8.86
                                                             1999     9.40           10.42
                                                             1998     8.05            9.40
                                                             1997     8.65            8.05
                                                             1996     9.29            8.65
                                                             1995     9.57            9.29


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


Harris Oakmark International Division(j).................... 2004   $10.49          $12.06
                                                             2003     8.21           10.49
                                                             2002    10.00            8.21


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


MFS Research International Division(e)...................... 2004     9.04           10.31
                                                             2003     7.18            9.04
                                                             2002     8.52            7.18
                                                             2001     9.91            8.52


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Morgan Stanley EAFE(R) Index Division(d).................... 2004     8.07            9.20
                                                             2003     6.16            8.07
                                                             2002     7.76            6.16
                                                             2001    10.36            7.76
                                                             2000    12.77           10.36
                                                             1999    11.01           12.77

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Oppenheimer Global Equity Division(b)....................... 2004    10.32           11.44
                                                             2003     8.31           10.32
                                                             2002    10.38            8.31
                                                             2001    12.84           10.38
                                                             2000    13.86           12.84
                                                             1999    11.63           13.86
                                                             1998    10.53           11.63
                                                             1997    10.00           10.53

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


American Funds Growth Division(e)........................... 2004   $ 7.79          $ 8.35
                                                             2003     5.98            7.79
                                                             2002     8.31            5.98
                                                             2001     9.95            8.31


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


BlackRock Legacy Large Cap Growth Division(k)............... 2004    10.00           10.81

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Janus Aggressive Growth Division(e)(h)...................... 2004     6.20            6.42
                                                             2003     5.01            6.20
                                                             2002     7.57            5.01
                                                             2001    10.02            7.57


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Met/Putnam Voyager Division(a)(l)........................... 2004     3.88            3.87
                                                             2003     3.23            3.88
                                                             2002     4.77            3.23
                                                             2001     6.66            4.77
                                                             2000    10.04            6.66

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Large Cap Growth Division(d).................. 2004     9.44            9.89
                                                             2003     7.58            9.44
                                                             2002    10.37            7.58
                                                             2001    11.61           10.37
                                                             2000    12.75           11.61
                                                             1999    11.70           12.75

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division(a)......................... 2004   $ 8.20          $ 9.09
                                                             2003     6.31            8.20
                                                             2002     8.45            6.31
                                                             2001     9.11            8.45
                                                             2000    10.00            9.11

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Russell 2000(R) Index Division(d)........................... 2004    11.36           12.74
                                                             2003     8.17           11.36
                                                             2002    10.78            8.17
                                                             2001    10.71           10.78
                                                             2000    12.25           10.71
                                                             1999    11.22           12.25


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


BlackRock Aggressive Growth Division(g)..................... 2004    10.24           11.02
                                                             2003     7.64           10.24
                                                             2002    11.25            7.64
                                                             2001    14.51           11.25
                                                             2000    17.61           14.51
                                                             1999    13.88           17.61
                                                             1998    12.82           13.88
                                                             1997    12.62           12.82
                                                             1996    12.23           12.62
                                                             1995     9.80           12.23
                                                             1994    10.00            9.80


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


T. Rowe Price Mid-Cap Growth Division(e).................... 2004     5.73            6.45
                                                             2003     4.39            5.73
                                                             2002     8.23            4.39
                                                             2001    10.02            8.23


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


Franklin Templeton Small Cap Growth Division(e)............. 2004   $ 8.16          $ 8.66
                                                             2003     5.91            8.16
                                                             2002     8.60            5.91
                                                             2001     9.90            8.60


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


Met/AIM Small Cap Growth Division(j)........................ 2004     9.78           10.58
                                                             2003     7.39            9.78
                                                             2002    10.00            7.39


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


T. Rowe Price Small Cap Growth Division(b).................. 2004     9.63           10.19
                                                             2003     7.18            9.63
                                                             2002    10.28            7.18
                                                             2001    11.00           10.28
                                                             2000    13.71           11.00
                                                             1999    11.24           13.71
                                                             1998    11.41           11.24
                                                             1997    10.00           11.41


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value


American Funds Global Small Capitalization Division(e)...... 2004    10.03           11.55
                                                             2003     6.86           10.03
                                                             2002     8.90            6.86
                                                             2001    10.05            8.90


[GRAPH OF YEAR END ANNUITY UNIT VALUE]


                   Year End Annuity Unit Value

(For an annuity unit outstanding throughout the period)

---------------------------------------------------------------------------------------------
                                                                  INCEPTION       END OF YEAR
                                                                   ANNUITY          ANNUITY
                                                             YEAR UNIT VALUE      UNIT VALUE
---------------------------------------------------------------------------------------------


RCM Global Technology Division(e)........................... 2004   $ 5.14          $ 4.69
                                                             2003     3.42            5.14
                                                             2002     7.26            3.42
                                                             2001     9.97            7.26


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value

----------------

(A) INCEPTION DATE: AUGUST 11, 2000.

(B) INCEPTION DATE: MARCH 3, 1997.

(C) THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ANNUITY UNITS VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF THE STATE STREET RESEARCH INCOME DIVISION.

(D) INCEPTION DATE: JULY 1, 1999.

(E) INCEPTION DATE: MAY 4, 2001.

(F) THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ANNUITY UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

(G) INCEPTION DATE: APRIL 1, 1994.

(H) THE ASSETS IN OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ANNUITY UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

(I) THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION, PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ANNUITY UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

(J) INCEPTION DATE: MAY 1, 2002.

(K) INCEPTION DATE: MAY 1, 2004.

(L) THE ASSETS IN THIS INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO OPENING OF BUSINESS ON MAY 2, 2005. THIS INVESTMENT DIVISION IS NO LONGER AVAILABLE.

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve individuals in approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies serve approximately 9 million customers through direct insurance operations in Argentina, Brazil, Chile, China, Hong Kong, India, Indonesia, Mexico, South Korea, Taiwan and Uruguay.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
The Income Annuities are "variable" because the value of your income payments vary based on the investment performance of the investment divisions you choose. The income payments under your Income Annuity may go up or down. Since the investment performance is not guaranteed, the amount of your income payment is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. This Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal prior to

[SNOOPY AND WOODSTOCK PICTURE]
 24
the date income payments are to begin. MetLife and its affiliates also offer other annuities not described in this Prospectus.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a deferred Income Annuity. Therefore, there should be reasons other than tax deferral for acquiring the deferred Income Annuity such as the availability of a guaranteed income for life or the death benefit.

The Income Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You have the opportunity to select the type of income payment suited to your needs prior to the Income Payment Start Date. Some of the income payment types guarantee an income stream for your lifetime; others guarantee both an income stream for your lifetime and the lifetime of another person (such as a spouse). Some Income Annuities guarantee a minimum time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices, the amount of your purchase payments, the AIR and the Income Payment Start Date.
HOW THIS INCOME ANNUITY DIFFERS FROM OTHER INCOME ANNUITIES

Income Annuities are usually purchased to produce a predictable source of income in retirement. In a typical annuity, you make a single purchase payment at about the time you anticipate retiring and begin receiving income payments generated from the annuity within twelve months. There is no accumulation of cash value in an income annuity. Instead, you are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the Contract. Typically, when income payments begin within twelve months, the annuity is known as an "immediate" annuity.

The timing of your purchase of an income annuity can be a critical factor in determining the level of the payments you receive from either a fixed or variable option.

Interest rates are one factor in determining the level of income payment you would receive if you were to purchase a fixed payment option. Lower market interest rates generally result in lower income payments. Conversely, higher market interest rates generally result in higher income payments.

In connection with a variable option, as described later in this Prospectus, the number of the annuity units credited to you is one factor in determining the level of variable payments you would receive if you were to purchase a variable income option. When stock and


                          [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
The group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

bond markets are "low", you would generally be credited with more annuity units at purchase of the annuity than if the stock and bond markets are "high". Conversely, if stock and bond markets are "high", you would generally be credited with fewer annuity units at purchase of the annuity than if the stock and bond markets are "low".

In effect, your decision as to when you purchase an income annuity, which is likely driven by when you retire (a factor over which you may have limited control), has a direct impact on your level of future income payments, since it is highly dependent upon the interest rates and stock and bond market conditions at the time you make that single purchase payment.

This Income Annuity offers the potential to lessen the link between the level of payments that you receive and the timing of when your purchase payments start. This Income Annuity differs from a typical income annuity in two respects: you may make more than one purchase payment and you may choose to begin to receive income payments at some point in the future (the "Income Payment Start Date"). Like a typical income annuity, this Income Annuity has no accumulated cash value. Here with each payment, MetLife is making an irrevocable promise to make lifetime income payments based upon the value of the annuity units credited to you at the time each purchase payment is made. Under this Income Annuity, you are permitted to make multiple purchase payments over a period of years up until the time you decide to begin taking income payments. Consequently, this Income Annuity does not qualify as an "immediate" annuity. Instead, it is a "deferred" annuity. During the deferral period, this Income Annuity lets you "dollar cost average" into your income payments by "purchasing" parts of your future income at various interest rate levels and at various stock and bond prices. Of course, dollar cost averaging cannot guarantee a profit or avoid a loss. It involves continuous investment in securities regardless of fluctuating prices. You should consider your financial ability to continue to make purchase payments through periods of low prices.

In a typical income annuity, you choose the Income Payment Start Date and income payment type at application, and the decision is irrevocable. You may also be able to choose the assumed investment return. Because this Income Annuity permits multiple purchase payments over a long time period, the choices you made at application with respect to the AIR, Income Payment Start Date and income payment type may be changed. The AIR and income payment type may be changed once to take effect on the Income Payment Start Date. The Income Payment Start Date may be changed at any time before income payments actually begin. During the deferral period, we assume that you have chosen a Lifetime Income Annuity for purposes of calculating the number of annuity units credited to you. You choose your income payment type to take effect at your Income Payment Start Date shortly prior to that date. If any of these three factors -- the AIR, income payment type and Income Payment Start Date -- change, the annuity purchase rate will change as well. Consequently, the number of annuity units credited to you will also change and your variable income payments will be adjusted at the time income payments begin to take into account the effect of these changes. Income payments may not start earlier than two years after your Income Annuity is issued. For the Income Annuity sold as an individual retirement annuity, income payments must begin no later than the April 1st of the calendar year following the year in which you attain age 70 1/2.

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "income allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers. For more information regarding the income allocation portfolios, please read the prospectus for these portfolios.

Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order. The second group of investment choices, the income allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the

                                         [SNOOPY READING MENU GRAPHIC]

Salomon Brothers U.S. Government       Seeks to maximize total return
  Portfolio                            consistent with preservation of
                                       capital and maintenance of liquidity

BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities

Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index

PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management

Salomon Brothers Strategic Bond        Seeks to maximize total return
  Opportunities Portfolio              consistent with preservation of
                                       capital

Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return

BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital

MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio

Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income

American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income

BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital

Davis Venture Value Portfolio          Seeks growth of capital

FI Value Leaders Portfolio             Seeks long-term growth of capital

Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio

Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio

Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio

BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income

MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index

MFS Investors Trust Portfolio          Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income

BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation

FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital

Met/AIM Mid Cap Core Equity Portfolio  Seeks long-term growth of capital

MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index

FI International Stock Portfolio       Seeks long-term growth of capital

Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio

MFS Research International Portfolio   Seeks capital appreciation

Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index

Oppenheimer Global Equity Portfolio    Seeks capital appreciation

American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks

BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the income allocation portfolios, is also listed in order of risk.

    The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Income Option.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        INCOME ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio

respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund or American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

Information about the payments we receive or make with regard to the Portfolios can be found later in this prospectus in the section under the "Who Sells the Income Annuities" heading.

We select the Portfolios offered through the Contracts based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described later in this prospectus. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers/reallocations of the amount of assets we have designated in the Separate Account to generate income payments if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners/participants. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


                                            [SNOOPY SUNBATHING GRAPHIC]
 30

INCOME ANNUITIES

Income Annuities provide you with a regular stream of income payments for your lifetime. You have the flexibility to select a stream of income to meet your needs. The Income Annuity may be purchased with periodic purchase payments. You bear any investment risk during the deferral period and the period when income payments are being made to you. Income payments may commence at any time after you obtain the age of 50 and have held the Income Annuity for at least two years from the date of issue. Regardless of the length of the deferral period, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal prior to the date income payments are to begin. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of the income payment attributable to the Fixed Income Option until you make a reallocation from the Fixed Income Option.

At present, the Non-Qualified Income Annuity will only accept purchase payments made under an exchange from another annuity as permitted by the Federal income tax law where the purchase payment constitutes the entire interest under the annuity. We will not accept partial exchanges. In the future, we may permit such purchase payments to be made.

You must notify us in writing to start income payments.


If you do not elect to begin income payments by the date specified in your Contract, we will automatically issue you a Lifetime Income Annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Income Option and the annuity units credited to you will be used to provide income payments.

INCOME PAYMENT TYPES
There are three people who are usually involved in payments under your Income
Annuity:
* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the annuitant dies.

Under the Income Annuity, the owner and the annuitant must be the same person. Joint owners are not permitted.


You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

[SNOOPY ON BEACH GRAPHIC]

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. We assume that you have chosen a Lifetime Income Annuity during the deferral period. You may choose another income payment type to take effect at the Income Payment Start Date. If you change the income payment type, the annuity purchase rate will change, which will cause an adjustment to the number of annuity units credited to you. Consequently, an adjustment to your variable income payment will be made to reflect the change in payment form.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.


LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

PURCHASE PAYMENTS

The minimum monthly purchase amount for the Non-Qualified Income Annuity is $50 for automated purchase payments. With automated purchase payments you elect to have your employer deduct an amount from your salary and make the purchase payment for you. If we agree, you may elect to have your bank make purchase payments for you by deducting money from your bank account. Otherwise, the minimum purchase payment for the Non-Qualified Income Annuity is $1,000.

The IRA Income Annuity accepts only purchase payments that consist of lump sum rollover amounts from qualified investment vehicles ("IRA rollovers") as long as all applicable Federal income tax requirements are met. For IRAs, the initial minimum purchase payment is $5,000. We will accept any amount we are required to accept under applicable law for subsequent purchase payments.

Once income payments begin, you may not make any additional purchase payments.

We will issue the Non-Qualified Income Annuity until age 82 and the Traditional IRA Income Annuity until age 68. We will accept purchase payments for the Non-Qualified Income Annuity until age 85 and, for the Traditional IRA Income Annuity, eligible rollovers from certain employer retirement plans and direct transfers and rollovers from other IRAs may be made, in accordance with our procedures, prior to the Income Payment Start Date.

However, income payments under an IRA Contract must begin no later than the April 1(st) following the year in which the annuitant attains age 70 1/2.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your purchase payments are allocated among the Fixed Income Option and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If you make an allocation to the income allocation investment divisions with your purchase payment, 100% of your allocation to the variable funding choices must be to only one of the income allocation investment divisions. After the purchase payment has been made, you may reallocate from any income allocation investment division to any investment choice or to one or more of the income allocation investment divisions.

AUTOMATED GUARANTEED INCOME STREAM STRATEGY

We allocate a sufficient portion of your purchase payment, based upon your age, sex, Income Payment Start Date, a 3% AIR and your purchase payment amount, to the Fixed Income Option in order to guarantee a specified future income payment amount. Any remaining portion of your purchase payment is allocated to the MetLife Stock Index Investment Division, where it may remain or can be reallocated as you determine. You must choose a 3% AIR in order to use this strategy. MetLife makes available this strategy to you at no additional cost. This strategy is not available to a Traditional IRA Income Annuity where the purchase payment consists of amounts that are eligible rollovers from certain employer retirement plans and direct transfers and rollovers from other IRAs.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     --   Federal tax laws or regulatory requirements;

     --   Our right to limit the total of your purchase payments to $1,000,000;
          and

     -- Our right to refuse additional purchase payments if our contract with your employer should be discontinued. If this is the case, we will give you 60 days notice of the discontinuance date. Purchase payments may continue during the notice period.

THE VALUE OF YOUR INCOME PAYMENTS

Each time you make a purchase payment you are purchasing a part of your future variable income payment. In this section, we describe how your initial purchase payment is valued and converted into annuity units, the value of which fluctuates with investment experience. Similarly, each subsequent purchase payment is valued and converted into annuity units following the same procedure. When you begin income payments, we aggregate the annuity units to produce a single income payment which continues to fluctuate with investment experience (benchmarked by the AIR). In this section, we also describe how your total number of annuity units may change (and your income payments as well) if you change your AIR, Income Payment Start Date or income payment type.

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the amount of each purchase payment and the annuity purchase rate which reflects the age and sex (if applicable) of the measuring life, the Income Payment Start Date, income payment type selected (in the deferral stage, we assume this will be a Lifetime Income Annuity) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to you. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days of the purchase payment.

ANNUITY UNITS

Annuity units are credited to you each time you make a purchase payment. Before we determine the number of annuity units to credit to you, we reduce a purchase payment by any premium taxes, if

     We apply the better of the guaranteed annuity purchase rates in your Income
         Annuity or our current annuity purchase rates to each purchase payment. 34 applicable. We then compute an initial income payment amount from this net purchase payment and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:

     -- We calculate an initial variable income payment based on the AIR, a Lifetime Income Annuity income payment type, Income Payment Start Date, the age and sex (if applicable) of the measuring life (all of which are reflected in the annuity purchase rate) and the amount of the purchase payment. (For example, if we assume an annuity purchase rate of $100 and the purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000.)

     -- You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

     -- On the day the purchase payment is received in good order, the Annuity Unit Values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

    $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT
                       DIVISION A
    $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT
                       DIVISION B

Then, to calculate your current variable income payment, we multiply the number of annuity units by the current Annuity Unit Values.

EXAMPLE: MULTIPLE PURCHASE PAYMENTS

This Income Annuity is designed to accept multiple purchase payments over time. As you age, the annuity purchase rate changes as well. Even if the stock and bond markets were to be at exactly the same value each time you made a purchase payment, the number of annuity units credited to you over time with each purchase payment would be different. Consequently, the amount of each initial variable income payment purchased over time will differ. This dynamic -- the change in the annuity purchase rate -- interacts with the changes in the stock and bond markets and permits you to "dollar cost average" into your future variable income stream.

1.  First Purchase Payment

    Assumptions: Individual age 55, Income Payment Start Date age 65, AIR 4%, purchase payment $5,000, annuity unit value $10.00, annuity purchase rate $100.

    - Initial Income Payment is equal to the purchase payment divided by the annuity purchase rate.

                                  $5,000 / $100 = $50

    - The number of annuity units credited is equal to the income payment divided by the value of an annuity unit.

                              $50 / $10 = 5 ANNUITY UNITS

2.  Next Subsequent Purchase Payment

    Assumptions: The same as in the first purchase payment except that the payment is made a year later, when the individual is 56. At age 56, the annuity purchase rate is now $110.

    - Initial Income Payment is equal to the purchase payment divided by the annuity purchase rate.

                                $5,000 / $110 = $45.45

    - The number of annuity units credited is equal to the income payment divided by the value of an annuity unit.

                           $45.45 / $10 = 4.54 ANNUITY UNITS

         TOTAL ACCUMULATED ANNUITY UNITS = 5 + 4.54 = 9.54 ANNUITY UNITS

    In reality, it is likely that the value of an annuity unit will have changed over time to reflect investment experience. Consequently, the number of annuity units credited with each purchase payment will likely differ due to changes in both investment experience and the annuity purchase rate.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

     --   Yesterday's Annuity Unit Value was $10.20;

     -- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is
          1.02 (up 2%);

     --   The daily equivalent of the Separate Account charge is 0.000025905;
          and

     --   The daily equivalent of the adjustment for a 3% AIR is 0.99991902.

The new Annuity Unit Value is:
  (1.02 - .000025905) X 0.99991902 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000025905) X 0.99991902 X $10.20 = $9.99

EXAMPLE: MULTIPLE PURCHASE PAYMENTS

As indicated earlier, as you age, the annuity purchase rate will change, which will affect the number of annuity units credited to you with each purchase payment. Over time the value of the annuity units credited with each purchase payment will also fluctuate, based upon the investment experience of the stock and bond markets. Once income payments begin, we aggregate the number of annuity units to produce a single income payment which continues to fluctuate with investment experience. Note, however, that the underlying components -- annuity units -- were "purchased" at different annuity purchase rates and stock and bond market values.

1. First Purchase Payment

   Assumptions: Individual age 55, Income Payment Start Date age 65, AIR 4%, purchase payment $5,000, annuity unit value $10.00, annuity purchase rate $100, 5 annuity units were credited.

2. Next Subsequent Purchase Payment

   Assumptions: The same as in the first purchase payment except that the payment is made a year later, when the individual was 56. At age 56, the annuity purchase rate is now $110. In addition, the value of an annuity unit is now $12.00, reflecting gains in investment experience during the year.

     -- Income Payment is equal to the purchase payment divided by the annuity purchase rate.

                             $5,000 / $110 = $45.45

     -- The number of annuity units credited is equal to the income payment divided by the value of an annuity unit.

                      $45.45 / $12.00 = 3.79 ANNUITY UNITS

        TOTAL ACCUMULATED ANNUITY UNITS = 5 + 3.79 = 8.79 ANNUITY UNITS

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment attributable to that purchase payment will be. Your variable income payment attributable to that purchase payment will increase approximately in proportion to the amount by which the investment experience for the underlying Portfolio minus the Separate Account charge (This resulting number is the net investment return.) exceeds the AIR. Likewise, your income payment attributable to that purchase payment will decrease to the approximate extent the net investment return for the underlying Portfolio is less than the AIR. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

You must choose a 3% AIR if you choose the automated guaranteed income stream strategy.

The AIR is stated in your Contract and may range from 3% to 6%.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your last purchase payment, then the amount of your first income payment will be determined on the date of your last purchase payment.

THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes that no income payments have been paid and that there have been no reallocations.)

                                   Then your variable income payment
                                   will (relative to the previous
If the net investment experience:  income payment):
---------------------------------  ----------------------------------
  Exceeds the AIR                    Increase
  Equals the AIR                     Stay the same
  Is less than the AIR               Decrease

EXAMPLE OF A 3% AIR

Assume that a purchase payment allocated to a certain investment division results in an initial variable income payment of $1,000. A year later we calculate how the income payment amount attributable to that purchase payment has changed. Assume that the investment experience for the underlying Portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributable to that investment division would be $1,067.96. The percentage change between the initial variable income payment attributable to that purchase payment and this income payment a year later is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the Separate Account charge) is down 10% (is less than the AIR). Your next variable income payment attributable to that purchase payment would be $873.79. Note that now the percentage change between the initial variable income payment attributable to that purchase payment and this income payment a year later is a 12.6% DECREASE.
VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment factor based on your AIR for each day since the last Annuity Unit Value was calculated; and


* Finally, we multiply the previous Annuity Unit Value by this result to obtain the new Annuity Unit Value.

HOW CHANGES IN THE AIR, INCOME PAYMENT TYPE AND INCOME PAYMENT START DATE AFFECT YOUR INCOME PAYMENTS

Unlike a typical income annuity, this Income Annuity has a deferral period. The design of the Income Annuity contemplates that you may be making purchase payments for a period of years. Like a typical company sponsored pension plan, the Income Annuity determines future income payments assuming that you receive those income payments in the form of a Lifetime Income Annuity. The future income payments are also determined based on the AIR and the Income Payment Start Date that you chose when the Income Annuity was issued.

As with a typical company sponsored pension plan, you may decide to change any one of these three components. You may decide to receive income payments at an earlier or later age (to the extent permitted by the Federal tax laws). You may decide that your payments should be based on and benchmarked against a different AIR. You may decide that you wish to provide a guarantee of lifetime income payments not only for yourself, but for another person, typically a spouse. Each of these components (along with investment performance) is used to determine what variable income payments you are due. If any of these components should change, the annuity purchase rate will change. Consequently, the number of annuity units we have credited to you will change as well. To take into account such changes, an actuarial adjustment will be made to your income payment to reflect these changes. The formula that takes this change into account is:

                                                Annuity Purchase Rate
                                                Using Original
                     Total Income Payment       Components
Adjusted Payment =     Due to All Prior     X   ----------------------
                      Purchase Payments         Annuity Purchase Rate
                                                Using Changed
                                                Components

The adjusted payment is then divided by the current annuity unit value to determine the adjusted number of annuity units. These annuity units are now the basis for determining the amount of each subsequent income payment to be made over your lifetime.

The following examples demonstrate how changes in these components change the number of annuity units and the income payment.

CHANGE IN INCOME PAYMENT START DATE

Assumptions: Individual has a $1,000 monthly payment starting at age 65; 4% AIR, Lifetime Income Annuity Payment Type, 10 accumulated annuity units, current annuity unit value $100.00.

EXAMPLE 1. Income Payment Start Date is changed to age 63 (i.e., payments start 2 years earlier)

                              Purchase Rate for Lifetime Income
                              Annuity Starting in 2 years at Age
                              65
Adjusted Payment =  $1,000 X  ------------------------------------
                              Purchase Rate for Lifetime Income
                              Annuity Starting Immediately at Age
                              63
                              $165
                 =  $1,000 X  ----
                              $185

                 =  $1,000 X  89.189%
Adjusted Payment =  $891.89
Adjusted Number
 of Annuity Units
                 =  $891.89 /  $100.00 = 8.9189

Since more payments will be paid if the Income Payment Start Date occurs two years earlier, the initial income payment is smaller than what might have been paid if the Income Payment Start Date had not been changed. The adjusted number of annuity units is also now lower.

EXAMPLE 2. Income Payment Start Date is changed to age 67 (i.e., payments are delayed 2 years)

                                               Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting Immediately at
                    Total Income Payment       Age 65
Adjusted Payment =    Due to All Prior     X   -----------------------
                     Purchase Payments         Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting in 2 years at
                                               Age 67

                              $180
                 =  $1,000 X  ----
                              $160

                 =  $1,000 X  112.500%
Adjusted Payment =  $1,125.00
Adjusted Number
 of Annuity Units
                 =  $1,125.00 / $100.00 = 11.25

Since there will now be fewer income payments made than if the Income Payment Start Date had not been changed, the initial income payment (and adjusted number of annuity units) is larger.

CHANGE IN AIR

EXAMPLE 3.  AIR is changed to 3%

                                               Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                    Total Income Payment       based on 4% AIR
Adjusted Payment =    Due to All Prior     X   -----------------------
                     Purchase Payments         Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                                               based on 3% AIR

                 =  $1,000 X  $180
                              ----
                              $200
                 =  $1,000 X  90.00%
Adjusted Payment =  $900.00
Adjusted Number
 of Annuity Units
                 =  $900.00 /  $100.00 = 9

Since the new benchmark AIR which income payments are based on is lower, the initial income payment (and the resulting number of annuity units) will also be lower. However, subsequent income payments will increase more rapidly or decline more slowly than if the AIR remained at 4%.

EXAMPLE 4.  AIR is changed to 5%

                                               Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                    Total Income Payment       based on 4% AIR
Adjusted Payment =    Due to All Prior     X   -----------------------
                     Purchase Payments         Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                                               based on 5% AIR

                              $180
                 =  $1,000 X  ----
                              $160

                 =  $1,000 X  112.50%
Adjusted Payment =  $1,125.00
Adjusted Number
 of Annuity Units
                 =  $1,125.00 / $100.00 = 11.25

Since the new benchmark AIR which income payments are based on is higher, the initial income payment (and the resulting number of annuity units) is also higher. However, subsequent income payments will increase more slowly or decline more rapidly than if the AIR remained at 4%.

CHANGE IN INCOME PAYMENT TYPE

Added Assumption: Second measuring life is age 65

EXAMPLE 5. Individual changes from Lifetime Income Annuity to Lifetime Income Annuity for Two

                                               Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                    Total Income Payment       -----------------------
Adjusted Payment =    Due to All Prior     X   Purchase Rate for
                     Purchase Payments         Lifetime Income for Two
                                               Annuity Starting at Age
                                               65

                              $180
                 =  $1,000 X  ----
                              $210

                 =  $1,000 X  85.714%
Adjusted Payment =  $857.14
Adjusted number
 of annuity units
                 =  $857.14 /  $100.00 = 8.5714

Since more income payments may be made over the course of two lifetimes instead of one, the initial income payment will be lower.

PUTTING IT ALL TOGETHER -- EARLIER INCOME PAYMENT START DATE; HIGHER AIR; AND LIFETIME INCOME ANNUITY FOR TWO CHOSEN

EXAMPLE 6. AIR is changed to 5%, income payments start two years earlier and Lifetime Income for Two Chosen

                                               Purchase Rate for
                                               Lifetime Income Annuity
                                               Starting at Age 65
                    Total Income Payment       based on 4% AIR
Adjusted Payment =    Due to All Prior     X   -----------------------
                     Purchase Payments         Purchase Rate for
                                               Lifetime Income for Two
                                               Annuity Starting
                                               Immediately at Age 63
                                               based on 5% AIR

                 =  $1,000 X  $165
                              ----
                              $190
                 =  $1,000 X  86.842%
Adjusted Payment =  $868.42
Adjusted number of
    annuity units
                 =  $868.42 /  $100.00 = 8.6842

Since all three components changed, the new initial income payment reflects the interplay of all three changes. Notice that Example 6 results in a slightly higher initial payment than in Example 5 where only the income payment type was changed. The effect of the change in the AIR tended to increase the income payment. The change in the Income Payment Start Date tended to reduce the income payment. The net effect was to reduce the income payment. In addition, the number of credited annuity units changed. The new number of annuity units will be the basis for determining future income payments for life.

[WOODSTOCK AND MONEY GRAPHIC]
 42

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and from the investment divisions to the Fixed Income Option prior to the Income Payment Start Date. Once a reallocation is made to the Fixed Income Option you may not subsequently make a reallocation from the Fixed Income Option to the investment divisions prior to the Income Payment Start Date. After the Income Payment Start Date, you can reallocate among the investment divisions and the Fixed Income Option.

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares or other funds we have designated in the investment divisions to generate your income payments.

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option, if income payments have started) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age and sex (if applicable) at the time of the reallocation;

     -- Third, we calculate another updated annuity purchase rate using our current fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);

     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from the Fixed Income Option to an investment division after the Income Payment Start Date, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Salomon Brothers Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective. Our ability to detect such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

Reallocations will be made as of the end of a business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Here are examples of the effect of a reallocation on the income payment:

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity purchase rates is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.

  Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

WITHDRAWAL OPTION

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the exercise of this option may result in the annuity not satisfying minimum distribution requirements.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

You may make a one time withdrawal of all or some of the value of your fixed income payments from the Income Annuity during the first 60 days following the Income Payment Start Date. You may make withdrawals of the value of your variable income payments at any time prior to or within 60 days following the Income Payment Start Date. There is no fee or surrender charge for any withdrawal.

The value of your variable income option in your Income Annuity is the current market value of the underlying assets in the Portfolios that we have designated in the investment divisions to generate your variable income payment. The value of the fixed income portion is its commuted value which is calculated by multiplying the fixed portion of your income payment by the current net fixed annuity purchase rate (not adjusted for expenses) at the time of the withdrawal.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. If you request a partial withdrawal, we will take the withdrawal proportionately from each investment division (and the Fixed Income Option if the withdrawal occurs within 60 days after the Income Payment Start Date) in which you then had an allocation. A partial withdrawal will result in a pro-rata reduction of your income payment.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

[WOODSTOCK WRITING CHECK GRAPHIC]

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT

Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, any beneficiaries will receive the following:

A. For the variable income option: The greater of

     -- the total purchase payments allocated to the variable income option, reduced proportionately by the percentage decrease in the variable income payment amount attributable to any reallocations to the Fixed Income Option; or

     -- the market value of the underlying assets in the Portfolios that support your variable income payment at the time we receive satisfactory proof of your death.

B. For the Fixed Income Option:

     -- the total purchase payments allocated to the Fixed Income Option or reallocated from the variable income option, accumulated at a 3% interest rate to the time we receive satisfactory proof of your death.

We will pay the death benefit in a lump sum when we receive satisfactory proof of death.

CONTRACT FEE


There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Separate Account charge; and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE

You will pay a Separate Account charge that is no more than .95% annually of the average value of the amounts in the Separate Account that we have designated to generate your income payments. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

The charge that applies may be less than the maximum charge depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The charge that applies to you is stated in your Income Annuity.

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

REALLOCATION FEE

Currently there is no reallocation fee. We reserve the right to impose a reallocation fee that will be no greater than $30 per reallocation. If we impose the fee, it will be deducted from any reallocated amounts.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Death proceeds are generally includable in your gross estate for estate tax purposes. We will, at our sole discretion, determine when taxes relate to the Income

[LUCY READING GRAPHIC]

Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You retain the right to take a full withdrawal of the value of the fixed income portion of your Contract if taken within sixty days following your Income Payment Start Date. You also retain the right to take a full withdrawal of the value of the variable income payment portion of your Contract at any time prior to or within 60 days following your Income Payment Start Date.
GENERAL INFORMATION
ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. Your employer may also send purchase payments on your behalf. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*   On a day when the Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office.

  Generally, your requests are effective the day we receive them at your MetLife
                                                Designated Office in good order.

However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Salary reduction or deduction purchase payments are confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 866-438-6477. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.
Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

[CHARLIE BROWN ON PHONE GRAPHIC]

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and either pay the Death Benefit (if in the deferral period) or continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.
ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

[SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may also present average annual total return calculations which reflect all Separate Account charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the insurance-related charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different Separate Account charges.

CHANGES TO YOUR INCOME ANNUITY

We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

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

WHO SELLS THE INCOME ANNUITIES

All Income Annuities are sold through our licensed sales representatives which include registered representatives of our affiliated broker-dealers. We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934. We are also members of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. Income Annuities may also be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions and finders' fees that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments plus up to $325 per Income Annuity sold.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the amount of assets we have designated in the Separate Account to generate income payments, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.
Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.

The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

We also pay compensation for the sale of the Income Annuities by unaffiliated broker-dealers. Broker-dealers pay their sales

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
representatives all or a portion of the commissions received for their sales of the Income Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of an Income Annuities.
CERTAIN PAYMENTS WE RECEIVE OR MAKE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our MetLife Advisers and MetLife Investors) or sub-investment manager of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is not deducted from the Portfolios' assets and does not decrease the Portfolio's investment return. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.05%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or other affiliates) with increased access to persons involved in the distribution of the Contracts.

We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment managers, MetLife Advisers and MetLife Investors, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the investment manager makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. See the Table of Expenses for information on the investment management fees paid to the investment managers and the Statement of Additional Information for the Funds for information on the investment management fees paid to the investment manager and sub-investment managers.

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

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from the assets of the Portfolios and paid to MetLife. These decrease the Portfolios' investment return.

The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.
FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY

We may cancel your Income Annuity only if we do not receive any purchase payments from you for 36 consecutive months and the estimated income payment generated by your Income Annuity starting at age 65 is less than $20.00 per month. We will only do so to the extent allowed by law. If we do so, we will return the current market value of any amounts of underlying Portfolio shares we have designated in the investment divisions to generate your variable income payments and the commuted value of your fixed income payments. Further restrictions on cancellation apply to the IRA Income Annuity.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

INCOME TAXES

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

GENERAL

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

                                                            [PIGGY BANK GRAPHIC]
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

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

WITHDRAWALS

If you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

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                                                                              61

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                      Type of
                                                     Contract
                                              -----------------------
                                                 Non            Trad.
                                              Qualified          IRA
                                              ---------         -----
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                             x               x
After you die                                      x               x
After you become totally disabled (as
defined in the Code)                               x               x
To pay deductible medical expenses                                 x
To pay medical insurance premiums if you
are unemployed                                                     x
To pay for qualified higher education expenses, or                 x
For qualified first time home purchases up to $10,000              x
After December 31, 1999 for IRS levies                             x
Under certain immediate income annuities
providing for substantially equal
payments over the "pay-out" period                 x

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering purchasing the Income Annuity for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments (including income payments) that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest. You should consult your tax advisor prior to making any reallocations if you were under age 59 1/2 at the time income payments began or have been receiving income payments for less than five years.

If you have not attained age 59 1/2 on the date that income payments commence and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

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

portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES

* Purchase payments to the Non-Qualified Contract are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

INVESTOR CONTROL

In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying Separate Account assets.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their Contract.

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                                                                              63

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of reallocations between investment divisions and reallocations from/between an investment division to/and a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payment; and

*   A taxable payment of earnings.

* Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

    Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount less than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of

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


your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess ratably over the remaining income stream.

EXERCISE OF WITHDRAWAL OPTION

If your Income Annuity is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payments.


For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal option may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to you (under the rules for withdrawals or income payments, whichever is applicable). If you die before the Income Payment Start Date, as defined under the income tax regulations, payment of your entire interest in the Contract must generally be made within five years of the date of your death.

If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.

QUALIFIED ANNUITIES (TRADITIONAL IRAS)

GENERAL

     -- IRA contracts may not invest in life insurance. The Income Annuity offers a death benefit that in some cases may exceed the greater of the purchase payments or the commuted value which could conceivably be characterized as life insurance.

     -- Your IRA annuity has not yet been submitted to the IRS for approval as to form.

     -- The sale of the Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of an contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. The Income Annuity (and appropriate IRA tax endorsements) has not been submitted to the Internal Revenue Service for approval as to form.

     -- All IRAs are eligible for Federal income tax deferral. There is no additional tax advantage to purchasing an annuity with an IRA.

Income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

Your IRA annuity is not forfeitable and you may not transfer it to someone else.

Your IRA Income Annuity will accept only purchase payments which consist of eligible rollovers from eligible retirement plans of an employer and transfers and rollovers from other IRAs, as permitted under the Federal income tax law (including transfers and rollovers from a SIMPLE IRA after you have been a participant in the SIMPLE IRA for at least two years). The IRA Income Annuity will not accept deductible IRA purchase payments.

WITHDRAWALS AND INCOME PAYMENTS

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

In general, all distributions from IRAs will be reported as fully taxable. You are responsible for determining how much, if any, of the distribution consists of the return of purchase payments which were originally made on an after-tax basis under the eligible retirement plan or IRA from which the purchase payments were rolled over or transferred.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

In general, regulations issued in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial

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

gain is broadly defined as the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor before selecting an income payment type.

Under new income tax regulations issued in January 2004, beginning with the 2006 distribution year, the annuitant's (or beneficiary's) interest which is required to be distributed under an annuity for which income payments have not yet commenced includes the actuarial present value of all benefits (such as death benefits and guaranteed income benefits) in addition to the amounts in any investment divisions designated to generate income payments.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death.

If you die on or after the date that income payments have commenced, payments must continue to be made at least as rapidly as under the income annuity in effect at the time of your death.

RESTRICTIONS ON TRANSFERS, EXCHANGES, ROLLOVERS ETC.

To the extent otherwise permitted under the Code, transfers and rollovers to another IRA or to another eligible retirement plan of an employer may be made during the period prior to the date income payments commence and may not be made with respect to amounts necessary to satisfy the required minimum distribution rules. In general, Section 1035 exchanges and/or partial exchanges may not be made after income payments have commenced. Consult your tax advisor prior to purchase.

LEGAL PROCEEDINGS

MetLife, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, MetLife does not believe that, as of the date of this prospectus, any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife to act as principal underwriter or to meet its obligations under the Contracts.
APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

                                   IRA Income      Non-Qualified
                                   Annuities(1)    Income Annuities
California.....................    0.5%(2)         2.35%
Maine..........................    --              2.0%
Nevada.........................    --              3.5%
Puerto Rico....................    1.0%            1.0%
South Dakota...................    --              1.25%
West Virginia..................    1.0%            1.0%
Wyoming........................    --              1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA INCOME ANNUITIES."

(2) WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2005 METROPOLITAN LIFE INSURANCE COMPANY

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM... ...     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITIES............... ...............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     3
INVESTMENT MANAGEMENT FEES............ .............     4
HOW WE CALCULATE AMOUNTS AVAILABLE FOR
  WITHDRAWAL................... ....................     7
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     8
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    10
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........     1

[PEANUTS GANG GRAPHIC]

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Attn: MetLife Personal Pension Builder Select
P.O. Box 740278
Atlanta, GA 30374

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                  METLIFE PERSONAL PENSION BUILDER SELECT(SM)
                   DEFERRED VARIABLE INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B
                                 April 29, 2005

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for MetLife Personal Pension Builder Select Contracts and should be read in conjunction with the Prospectuses. Copies of the MetLife Personal Pension Builder Select Contracts Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 740278, Atlanta, Georgia 30374.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc., the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Personal Pension Builder Select Contracts dated April 29, 2005.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............    2
Distribution of Certificates and Interests in the Income
  Annuities.................................................    2
Experience Factor...........................................    2
Variable Income Payments....................................    3
Investment Management Fees..................................    4
How We Calculate Amounts Available for Withdrawal...........    7
Advertisement of the Separate Account.......................    8
Voting Rights...............................................    9
ERISA.......................................................   10
Taxes.......................................................   10
Financial Statements of the Separate Account................  F-1
Financial Statements of MetLife.............................    1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon such reports given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They may also be sold over the Internet.

     Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the amount of assets we have designated in the Separate Account to generate income payments, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.

     The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

     We also pay compensation for the sale of the Income Annuities by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Income Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of an Income Annuity.

     The offering of all Income Annuities is continuous. Owners and participants under the Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Income Annuity.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed .000025905 (the daily equivalent of an effective annual rate of .95%) for the Income Annuities.

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed), the AIR, the age and/or sex of the measuring lives, the Income Payment Start Date and the income payment type selected. In the deferral period, we assume that the income payment type is a Lifetime Income Annuity. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. Once income payments have commenced the number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and the Separate Account charge.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated and is based on the change in investment performance in the Separate Account.

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value. The following page contains an example of this calculation for an AIR of 3% and an one day Valuation Period. (Subject to the laws of your state, the AIR may be in the range of 3% to 6%. The exact value of your AIR is defined in your Income Annuity).

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments.

 ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE FOR METLIFE PERSONAL PENSION
                                 BUILDER SELECT

 1. Annuity Unit Value, beginning of period.................  $       10.20

 2. "Experience factor" (i.e., one plus the net investment
    return) for period......................................       1.023558

 3. Daily adjustment for 3% Assumed Investment Return.......     0.99991902

 4. (2) X (3)...............................................       1.023475

 5. Annuity Unit Value, end of period (1) X (4).............  $       10.44

              ILLUSTRATION OF VARIABLE INCOME PAYMENT CALCULATION
      (ASSUMES THAT MONTHLY VARIABLE INCOME PAYMENTS HAVE ALREADY STARTED)

 1. Assumed Annuity Unit Value as of the prior payment......    $    10.20

 2. Assumed Number of Annuity Units.........................         9.725

 3. Variable Income Payment on the prior payment date (1) X
    (2).....................................................    $    99.20

 4. Annuity Unit Value on the next payment date (see
    Illustration of Calculation of Annuity Unit Value above)
    equal to (10 days prior to payment).....................    $    10.44

 5. Second monthly Annuity Payment (2) X (4)................    $   101.53

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
BlackRock Investment Trust         1st $500 Million         0.55%
                                   next $500 million        0.50%
                                   over $1 billion          0.45%
BlackRock Diversified              1st $500 million         0.50%
                                   next $500 million        0.45%
                                   over $1 billion          0.40%
BlackRock Aggressive Growth        1st $500 million         0.75%
                                   next $500 million        0.70%
                                   over $1 billion          0.65%
Jennison Growth                    1st $200 million         0.70%
                                   next $300 million        0.65%
                                   over $1.5 billion        0.60%
                                   over $2 billion          0.55%
BlackRock Strategic Value          1st $500 million         0.85%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
FI International Stock             1st $500 million         0.86%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
T. Rowe Price Small Cap Growth(3)  1st $100 million         0.55%
                                   next $300 million        0.50%
                                   over $400 million        0.45%
T. Rowe Price Large Cap Growth(2)  1st $50 million          0.65%
                                   over $50 million         0.60%
FI Mid Cap Opportunities           1st $100 million         0.75%
                                   next $400 million        0.70%
                                   over $500 million        0.65%

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
Oppenheimer Global Equity          1st $50 million          0.90%
                                   next $50 million         0.55%
                                   next $400 million        0.50%
                                   over $500 million        0.475%
Harris Oakmark Large Cap Value     1st $250 million         0.75%
                                   over $250 million        0.70%
Neuberger Berman Mid Cap Value     1st $100 million         0.70%
                                   next $250 million        0.675%
                                   next $500 million        0.65%
                                   next $750 million        0.625%
                                   over $1.6 billion        0.60%
Franklin Templeton Small Cap       1st $500 million         0.90%
  Growth                           over $500 million        0.85%
MetLife Stock Index(6)             All Assets               0.25%
Lehman Brothers(R) Aggregate       All Assets               0.25%
  Bond Index(4)
Russell 2000(R) Index(6)           All Assets               0.25%
Morgan Stanley EAFE(R) Index(5)    All Assets               0.30%
MetLife Mid Cap Stock Index(6)     All Assets               0.25%
BlackRock Large Cap Value          1st $250 million         0.70%
                                   next $500 million        0.65%
                                   over $750 million        0.60%
Loomis Sayles Small Cap(7)         the first $500 million   0.90%
                                   amounts in excess of     0.85%
                                   $500 million
Harris Oakmark Focused Value       for the first $1         0.75%
                                   billion                  0.70%
                                   for amounts over $1
                                   billion
Davis Venture Value                for the first $1         0.75%
                                   billion and
                                   for amounts over $1      0.70%
                                   billion
Salomon Brothers Strategic Bond    All assets               0.65%
  Opportunities
Salomon Brothers U.S. Government   All assets               0.55%
MFS Investors Trust                All assets               0.75%
MFS Total Return                   All assets               0.50%
BlackRock Bond Income(1)           first $1 billion         0.40%
                                   next $1 billion          0.35%
                                   next $1 billion          0.30%
                                   over $3 billion          0.25%
FI Value Leaders                   for the first $200       0.70%
                                   million
                                   for the next $300        0.65%
                                   million
                                   for the next $1.5        0.60%
                                   billion and
                                   for amounts over $2      0.55%
                                   billion
BlackRock Legacy Large Cap Growth  for the first $1         0.73%
                                   billion
                                   for amounts over $1      0.65%
                                   billion
MetLife Conservative Allocation    All Assets               0.10%

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
            PORTFOLIO                ASSET VALUE LEVELS       RATE
            ---------              ----------------------  ----------
MetLife Conservative to Moderate   All Assets               0.10%
  Allocation
MetLife Moderate Allocation        All Assets               0.10%
MetLife Moderate to Aggressive     All Assets               0.10%
  Allocation
MetLife Aggressive Allocation      All Assets               0.10%

------------------
(1) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce the investment management fee the BlackRock Bond Income Portfolio to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(2) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce the investment management fee for T. Rowe Price Large Cap Growth Portfolio to 0.635% for the first $50 million. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment management fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.
(3) Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee for the T. Rowe Price Small Cap Growth Portfolio by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment management fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.
(4) Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee for the T. Rowe Price Small Cap Growth Portfolio by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment management fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.
(5) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Morgan Stanley EAFE Index Portfolio to 0.293%.
(6) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Russell 2000 Index, MetLife Stock Index and the MetLife Mid Cap Stock Index Portfolios to 0.243%.
(7) For the period May 1, 2005 through April 30, 2006, MetLife Advisers has contractually agreed to reduce its investment management fee for the Loomis Sayles Small Cap Portfolio to 0.85% for the first $500 million and 0.80% for amounts over $500 million.

     MetLife Advisers pays the following entities for providing services as sub adviser of the Metropolitan Fund portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
BlackRock Advisers, Inc.          BlackRock Diversified
                                  BlackRock Investment Trust
                                  BlackRock Bond Income
                                  BlackRock Aggressive Growth
                                  BlackRock Large Cap Value
                                  BlackRock Legacy Large Cap
                                    Growth
                                  BlackRock Strategic Value
Jennison Associates LLC           Jennison Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
OppenheimerFunds, Inc.            Oppenheimer Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management Inc.  Neuberger Berman Mid Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth
Salomon Brothers Asset            Salomon Brothers U.S.
  Management Inc                    Government
                                  Salomon Brothers Strategic
                                    Opportunities Bond
Massachusetts Financial Services  MFS Investors Trust
  Company                         MFS Total Return
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management & Research    FI Value Leaders
  Company                         FI Mid Cap Opportunities
                                  FI International Stock

     MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic income allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:

         PORTFOLIO                 INVESTMENT MANAGEMENT FEE
         ---------                 -------------------------
PIMCO Total Return Portfolio  0.50%
RCM Global Technology         0.90% of first $500 million of such
  Portfolio                   assets plus
                              0.85% of such assets over $500
                              million
T. Rowe Price Mid-Cap Growth  0.75%
  Portfolio
MFS Research International    0.80% of first $200 million of such
  Portfolio                   assets plus
                              0.75% of such assets over $200
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million up to $1 billion plus
                              0.65% of such assets over $1
                              billion
Lord Abbett Bond Debenture    0.60% of first $250 million of such
  Portfolio                   assets plus
                              0.55% of such assets over $250
                              million up to $500 million plus
                              0.50% of such assets over $500
                              million up to $1 billion plus
                              0.45% of such assets over $1
                              billion
Met/AIM Mid Cap Core Equity   0.75% of first $150 million of such
  Portfolio                   assets plus
                              0.70% of such assets over $150
                              million up to $500 million plus
                              0.675% of such assets over $500
                              million
Met/AIM Small Cap Growth      0.90% of first $500 million of such
  Portfolio                   assets plus
                              0.85% of such assets over $500
                              million
Harris Oakmark International  0.85% of first $500 million of such
  Portfolio                   assets plus
                              0.80% of such assets over $500
                              million up to $1 billion plus
                              0.75% of such assets over $1
                              billion
Janus Aggressive Growth       0.75% of first $25 million of such
  Portfolio                   assets plus
                              0.70% of such assets over $25
                              million up to $250 million plus
                              0.65% of such assets over $250
                              million up to $1 billion plus
                              0.55% of such assets over $1
                              billion
Neuberger Berman Real Estate  0.70% of first $200 million of such
  Portfolio                   assets plus
                              0.65% of such assets over $200
                              million up to $750 million plus
                              0.55% of such assets over $750
                              million
Oppenheimer Capital           0.65% of first $150 million of such
  Appreciation                assets plus
                              0.625% of such assets over $150
                              million up to $200 million plus
                              0.60% of such assets over $200
                              million up to $500 million plus
                              0.55% of such assets over $500
                              million

     Met Investors Advisory LLC pays each Met Investors Fund Portfolio's investment managers a fee based on the

Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

     Massachusetts Financial Services Company is the investment manager to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the investment manager to PIMCO Total Return Portfolio. Lord Abbett & Co. LLC is the investment manager to the Lord Abbett Bond Debenture Portfolio. A I M Capital Management, Inc. is the investment manager to the Met/AIM Mid Cap Core Equity and the Met/AIM Small Cap Growth Portfolios. Harris Associates L.P. is the investment manager to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the investment manager to the Janus Aggressive Growth Portfolio. Neuberger Berman Management Inc is the investment manager to the Neuberger Berman Real Estate Portfolio. RCM Capital Management LLC is the investment manager to the RCM Global Technology Portfolio. OppenheimerFunds, Inc. is the investment manager to the Oppenheimer Capital Appreciation Portfolio.

CAPITAL RESEARCH AND MANAGEMENT COMPANY

     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment manager, a monthly fee which is accrued daily, calculated at the annual rate of:

     American Funds Global Small Capitalization Fund: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets over $2 billion;

     American Funds Growth Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and

     American Funds Growth-Income Fund: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets in excess of $17 billion.

     For the period beginning May 1, 2005 and ending April 30, 2006, Capital Research and Management Company is voluntarily waiving a portion of its investment management fees. The American Funds SAI provides more information about the fee waiver.

     The Metropolitan Fund, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus. The SAIs are available upon request.

HOW WE CALCULATE AMOUNTS AVAILABLE FOR WITHDRAWAL

     As stated in the Prospectus, the value of the variable income option available for withdrawal is the "current market value of the underlying assets in the Portfolio" that supports this variable income option. As purchase payments are made into the Income Annuity, each purchase payment is converted to annuity units. The administrative system also simultaneously creates "fund units" associated with each purchase payment. The annuity units are used to determine the income payment amount while the fund units are used to determine the Income Annuity's share of the current market value of each Portfolio (and hence the amount available for withdrawal).

     The following example shows how a change in the Portfolio asset's market value impacts the value of both annuity units and fund units and how the annuity units are used to determine the payment amount while the fund units are used to determine the annuity's withdrawal value: Assume a $1,000 purchase payment into an Income Annuity using a 3% AIR. Further assume that the initial income payment purchased with this amount is $10 per month. Finally, assume that the Annuity Unit Value has a value of 5.0 while the fund unit value has a value of 10.0 at the time the purchase payment is made. Based on these assumptions, the number of fund units credited to the Income Annuity due to this purchase payment is 100 (i.e., the $1,000 contribution divided by the fund unit value of 10), and the number of annuity units attributable to the purchase payment is 2 (i.e., the $10 initial payment amount divided by the Annuity Unit Value of 5).

     Now assume that, over the course of the following year, the net increase (after investment expenses and Separate Account fees) in the market value of the underly-ing assets - and therefore the increase in the value of the variable income option - was 10%. The Annuity Unit Value under these assumptions would increase by roughly the excess of the net investment return of 10% over the AIR of 3%. This results in a new Annuity Unit Value of 5.34 (i.e., the original Annuity Unit Value multiplied by the ratio of one plus the net fund return divided by one plus the AIR, or 5 x (1.10 / 1.03)). The new income payment amount would therefore be $10.68 (i.e., the 2 annuity units multiplied by the new Annuity Unit Value of 5.34).

     The fund unit value, on the other hand, would increase by the full 10% net asset return, to a value of 11.00. The Income Annuity's share of the asset market value is now $1,100 (i.e., 100 fund units multiplied by the current fund unit value of 11.00). This figure would be the amount available for withdrawal from the Income Annuity attributable to the original $1,000 contribution.

     It should be noted that while withdrawal values are not directly based on the annuity units credited to an Income Annuity, a withdrawal from the variable income option would cause a pro rata reduction in the number of annuity units. For instance, assume that in the example above a $250 withdrawal is made. This withdrawal translates into a 22.73% withdrawal of the value of the income option (i.e., $250 withdrawal divided by the income option value of $1,100), which in turn causes the number of annuity units to drop to 1.545 (i.e., 2 x
[1 - 22.73%]).

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. This performance will be stated in terms of either yield, "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)/(c d) + 1)(6) - 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0) (annualization factor)] - 1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return (also known as annualized change in annuity value) calculations ("Standard Performance") differs from the change in Annuity Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary as a result of different Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

     These presentations reflect a 3% benchmark AIR.

     Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Met Investors Fund and American Funds. After the inception date, actual annuity unit data is used.

     Historical performance information should not be relied on as a guarantee of future performance results.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     We may state performance for the investment divisions of the Income Annuities which reflect deduction of the Separate Account charge and investment-related charge, when accompanied by the annualized change in annuity unit value.

     Past performance is no guarantee of future results.

     We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.

     We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.

     An illustration should not be replied upon as a guarantee of future results.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to the Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under the Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that Separate Account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans that do not have voting interests through life insurance or annuity contracts do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Income Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to begin, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits begin, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

     To the extent permitted under Federal income tax law, MetLife's general account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

     Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.

INVESTOR CONTROL

     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying Separate Account assets.

INCOME ANNUITIES

     Purchase payment to the Non-Qualified Annuity, as well as non-deductible purchase payments to the IRA Annuity are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay. Your IRA Income Annuity will only accept purchase payments which consist of eligible rollovers from eligible retirement plans of an employer and transfers and rollovers from other IRAs, to the extent permitted by the Code. It will not accept deductible IRA purchase payments.

     Earnings under the Non-Qualified Annuity and IRA Annuity are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

     Generally, the Non-Qualified Income Annuity is issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where reallocations are permitted between funding options or between a funding option and a guaranteed payment option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment made to provide the income annuity divided by the expected number of payments.

10% PENALTY TAX

     Generally, the taxable portion of amounts received prior to the owner attaining age 59 1/2 is subject to a 10% penalty tax, in addition to ordinary income tax. The penalty tax does no apply in certain situations such as payments received by reason of your death, or as a series of substantially equal periodic payments ("SEPP") received over your life (or over a period equal to your life expectancy), or over the joint lives of you and your designated beneficiary (or over a period equal to the joint and last survivor life expectancies of you and your beneficiary); or as otherwise permitted under the tax rules.

     Any modification to the SEPP (including income annuities), except due to death or disability, made prior to (a) the owner attaining age 59 1/2 or (b) prior to receiving the income payments for five years, will result in a retroactive imposition of any 10% penalty tax avoided in prior years (with interest) as well as a 10% penalty tax on payments received through the end of the year of modification. Future SEPP or income payments may also be subject to the 10% penalty tax.

     It's not clear whether variable income payments under this Income Annuity will satisfy the SEPP exception to the 10% penalty tax, or whether reallocations between investment divisions or between an investment division and the fixed interest option will be considered such modification. Consult your tax advisor prior to making reallocations between investment divisions or between an investment division and the fixed income option if (a) the owner has not attained age 59 1/2 or (b) you have been receiving income payments for less than five years.

     Additionally, if you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

INCOME PAYMENTS

     Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:
            -- A non-taxable return of your purchase payment; and -- A taxable payment of earnings.

     The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a non-qualified variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.

     For Non-Qualified Annuities, we generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase payment, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is less than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

     If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess over the remaining income stream.

EXERCISE OF WITHDRAWAL OPTION

     If your Income Annuity contract has been purchased with a withdrawal option and is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payments.

     It is uncertain how amounts received under the exercise of a partial withdrawal option under non-qualified income annuities are taxed. It is conceivable that the entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.

REQUIRED MINIMUM DISTRIBUTIONS

     In general, the purchase of an IRA Income Annuity will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the joint and survivor life expectancy), using the appropriate life expectancy tables under the income tax regulations. For life contingent income annuities, the final tax regulations do not permit guarantee periods any longer than provided for under the Uniform Lifetime Table.

     Additionally, your income payments are required to begin no later than April 1st of the calendar year following the year you attain age 70 1/2.

     Distributions under a permissible income annuity must generally be non-increasing. However, income payments may increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined as the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

     If you choose an income payment type which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period, or the percentage payable to the surviving annuitant (other than your spouse) reduced, to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The death benefit under an IRA is taxable to the payee in the same manner as if paid to the deceased owner. If you die before the payments under an IRA Income Annuity begin, we will make payment of your entire interest under the Income Annuity as soon after we receive satisfactory proof of your death. The tax law generally requires that such payment be made within five years of date of your death to your designated beneficiary or to your estate if there is no designated beneficiary. Your Contract does not permit spousal continuation or payments of the precommencement death benefit over the designated beneficiary's life or over a period no greater than his or her remaining expectancy as would be otherwise permitted under the Code. If you die after income payments begin, payments must continue to be made at least as rapidly as

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

under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) made certain changes to qualified retirement plans and IRAs, including:
            -- increasing the contribution limits for Traditional IRAs, starting in 2002.
            -- adding "catch-up" contributions for taxpayers age 50 and above;
               and
            -- adding expanded portability and tax-free opportunities.
            -- all changes made by EGTRRA are scheduled to expire after 2010.

     Each type of annuity is subject to various tax limitations. For the IRA Annuity the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Income Annuity before withdrawals must begin. Please be advised that new final tax regulations were issued regarding required minimum distributions under annuities in June 2004. These rules do not generally become effective until the 2006 distribution year. However, they may be permissibly relied on beginning with the 2003 distribution year. A 10% tax penalty applies to certain taxable withdrawals from the Income Annuity (or in some cases from the plan or arrangement that purchased the Income Annuity) before you are age 59 1/2.

     Traditional IRAs. All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or SEP with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

     IRA contracts may not invest in life insurance. Your annuity offers a precommencement death benefit that may exceed the commuted value or withdrawal available to the owner at certain times. Consult your tax advisor prior to purchase.

     The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with an IRA will be provided with supplemental information required by the Internal Revenue Service. The IRA Annuity has not been submitted to the IRS for approval as to form.

     Note: Your IRA Income Annuity will accept only purchase payments that are rollovers from eligible retirement plans of an employer or that are transfers or rollovers from other IRAs, to the extent otherwise permitted under the Code. It will not accept deductible IRA purchase payments.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies.

     If you are under age 59 1/2 and are receiving income payments that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications (other than a one-time change to the required minimum distribution method) to your payment stream before the later of age 59 1/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether any reallocations between investment divisions or between an investment division and the fixed payment option under the Income Annuity during this period could result in the imposition of the 10% penalty tax. See also discussion under "10% Penalty Tax" in this Statement of Additional Information.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuity). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which purchase payments were deductible and which weren't, and make annual reports to the IRS if non-deductible purchase payments were made. We are required to tax report the entire amount of any IRA distributions as taxable income.

     Your Traditional IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.

     You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA. Under your IRA Income Annuity, you may only rollover contract proceeds or convert to a Roth IRA under a different contract (where otherwise permissible under the tax law) by exercising the withdrawal option during the 60 day period following the commencement of your income payments. If your designated beneficiary is your surviving spouse, he or she may also be able to rollover any precommencement death benefit to his or her own traditional IRA.

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

     For certain distributions from eligible retirement plans after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to a defined contribution trust which agrees to accept and separately account for it. The IRA annuity will also accept direct transfers and rollovers made from a SIMPLE IRA after you have participated in the SIMPLE IRA of an employer for at least two years.

     In general, payments from the IRA Income Annuity will be reportable and taxable as ordinary income when received. You are responsible for determining how much of each payment consists of purchase payments which were originally made on an after-tax basis under the eligible employer retirement plan or IRA from which it was rolled over or transferred.

     Non-Qualified Annuity. When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons, However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

     Where an annuity is owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

     Where otherwise permitted under the terms of your Non-Qualified Income Annuity Contract, assignments pledges and other types of transfers of all or a portion of your interest in the Contract may result in the immediate taxation of the gain in your deferred annuity. This rules may not apply to certain transfers between spouses.

     No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Non-Qualified Income Annuity is generally deferred until it is withdrawn only if you as owner of the Income Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification

     In order for your Non-Qualified Income Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     We reserve the right to amend your Contract when necessary to maintain its status as a variable contract under the Federal tax law and to protect other contractholders in the investment divisions from adverse tax consequences.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your purchase payments and how much is a taxable payment of earnings. Once the total amount treated as a return of your purchase payments equals the amount of such purchase payments, all remaining income payments are fully taxable. If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your purchase payments were and how much of each income payment is a non-taxable return of purchase payments.
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

     Under the Code, payments need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Income Annuity must be surrendered or income payments must begin by a certain age, e.g., 85 or older. If you die before the payments under an income annuity begins, we will make payment of your entire interest under the Annuity as soon after we receive satisfactory proof of your death. The tax law requires that such payment be made within five years of date of your death to your beneficiary. Your Contract does not permit spousal continuation or payments of the precommencement death benefit over the designated beneficiary's life or over a period no greater than his or her remaining expectancy as would be otherwise permitted under the Code. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     Notwithstanding the above if you die prior the "annuity starting date" (as defined under the Code and the regulations thereunder), we reserve the right to pay out the actuarial value of any remaining guaranteed payments over a period not exceeding that permitted under section 72(s) of the Code (i.e., within five years of the date of your death, or where the beneficiary is a natural person over a period not exceeding his or her remaining life expectancy).

     If the owner is a non-natural person, the above rules will be applied on the death of any annuitant or if otherwise permitted under your Contract, on the change of any annuitant.

     The ability to make a tax-free Section 1035 transfer is generally not available once income payments have irrevocably commenced (except for possible acceleration). Thus both withdrawals and income payments will be treated as taxable distributions, regardless of whom they are paid to.

     The tax law treats all non-qualified annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Income Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

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